FINWARD BANCORP

Investor Presentation

Thursday, November 3, 2022

Finward Bancorp

A NASDAQ Traded Company – Symbol FNWD

Forward-Looking Disclosures

Forward-Looking Statements

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Finward Bancorp (the "Bancorp"). For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the Securities and Exchange Commission (the "SEC"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: any continuing risks and uncertainties for our business, results of operations, and financial condition relating to the COVID-19 pandemic; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; further deterioration in the market value of securities held in the Bancorp's investment securities portfolio, whether as a result of macroeconomic factors or otherwise; customer acceptance of the Bancorp's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning matters attributable to the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, the Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.

Disclosures Regarding Non-GAAP Measures

This presentation refers to certain financial measures that are identified as non-GAAP. The Bancorp believes that these non-GAAP measures are helpful to investors to better understand the Bancorp's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

Quarterly Update

Securities & Accumulated Other Comprehensive Income

- Credit of underlying securities is strong, and it is unlikely the Bancorp will be required to sell the investments before recovery of their amortized cost basis, which may be at maturity
- Portfolio remains sensitive to 5-year treasury rates with an effective duration of 6.9 years as of September 30, 2022
- Through September 30, 2022, returned $67 million from securities portfolio with $662 thousand in gains
- Anticipate returning an additional $20-25 million by year-end 2023

Expense Management

- Announced closing 3 branches by December 31, 2022, to bring total branch count to 26; expect noninterest expense savings of roughly $250 thousand per branch
- Actively managing real estate portfolio to reduce operating expense via sale-leaseback, renovation, and closure opportunities
- Redeploying a portion of savings into digital banking solutions to reduce delivery cost and increase scalability
- Optimizing headcount through reviewing organizational design, an attrition program, and targeted retail reductions

Capital

- Tangible book value continues to be impacted by unrealized losses on securities
- Tier 1 leverage is considered well capitalized and inline with internal expectations
- Dividend policy remains unchanged
- As of September 30, 2022 tangible book value per diluted share adjusted for accumulated other comprehensive loss was $39.57

Deposits & Liquidity

- Managing customer base, while managing slowing deposit growth
- Continue to maintain low cost of funds – 22 basis point cost of funds – a change of 13 basis points from prior quarter
- Currently pledging 50% of portfolio as of September 30, 2022, allowing ample additional sources of off-balance sheet liquidity – available credit resulting from pledged but not yet drawn sources totals over $418 million

Overview of Finward Bancorp

Company Overview

- 112-year old bank headquartered in Munster, Indiana
- Community bank with core competency in commercial lending, funded by a formidable, low-cost core deposit franchise
- Named a Best Bank to Work for in America for 2015-2020 as well as a Top 200 Community Bank for 15 consecutive years by American Banker magazine
- Committed to our core values of **Stability**, **Integrity**, **Community** and **Excellence**
- Expanded into Illinois via three successfully integrated acquisitions
- Growing a full-service wealth management business

Branch Map



FNWD (29)
Wheeling
Palatine
Elgin
Arlington Heights
Evanston
Schaumburg
Niles
Bloomingdale
Geneva
Wheaton
Chicago
Downers Grove
Cicero
Naperville
Aurora
Bolingbrook
Michigan City
Yorkville
Hammond
Gary
Portage
La Porte
Hobart
Westville
Joliet
Merrillville
Valparaiso
Crown Point

Primary Business Segments

Community Banking

- Indiana state-chartered commercial bank organized in 1910
- 29 full-service retail locations across Indiana and Illinois
- 17 person business banking team
- Full service mortgage banking capabilities

Wealth Management

- Estate & retirement planning
- Corporate fiduciary business
- Advisory & brokerage
- IRA & Keogh accounts
- $329.9M of assets under care
- 11% YOY growth in revenues from 2020 to 2021

Financial Highlights

$ in Millions	2020	2021	2022 YTD
Total Assets	$1,496	$1,621	$2,053
Total Gross Loans	965	967	1,503
Total Deposits	1,302	1,434	1,833
Total Equity	152	157	118
NPAs / Assets(1)(2)	1.11%	0.52%	0.58%
NIM (FTE)	3.64%	3.51%	3.75%
Core ROAA(2)(3)	0.94%	0.85%	0.83%
Core ROATCE(2)(3)	10.4%	9.5%	14.0%
Full-Time Employees	264	263	313

(1) NPAs / Assets excludes restructured loans from nonperforming assets.
(2) Non-GAAP calculation, see Pages 21, 22 & 23
(3) Core net income, adjusted for realized gain on sale of securities, amortization of intangibles and nonrecurring items.

FINWARD BANCORP

Investment Rationale

Robust & Disciplined Growth Supporting Strong Profitability

- **3.3% TBV + Dividend CAGR since year-end 2013** (8.4%[1] when excluding impact of AOCI)
- Emphasis on expanding both **wealth management and business banking**
- **Organic growth enhanced by strategic acquisitions** expanding reach into markets that are very similar to the legacy footprint
- Core ROAA of 0.83%[2] and core ROATCE of 14.0%[2] for the year-to-date period ended 9/30/2022

Experienced Management Team

- **Dynamic, enthusiastic management team** with significant experience in Chicago area markets led by a highly accomplished Board of Directors
- **Executive management team well positioned** to take the Company through the next phase of the strategic plan
- **15%[3] insider ownership** aligns management's interests with shareholders

Dynamic Operating Markets

- **Operating in the "shadow" of Chicago:** enjoying the positives of Chicago's diverse economy with the benefit of being headquartered in Indiana
- **Well positioned to grow through ample acquisition opportunities** in our operating markets
- Vibrant, highly educated workforce

Attractive & Growing Core Deposit Franchise

- Formidable and well established **core deposit base of 89%[4] of total deposits** growing in excess of 14% per year (2013-current)
- Dedicated to **banking our clients' entire relationship** through whichever of our channels meets their needs

Strategic Investments in Infrastructure & Technology

- Focused on **establishing scalable platforms** for all business lines to support continued growth
- **Re-engineering branch and digital banking channels** while bolstering data analytics to better address client needs
- **Leveraging technology** to enhance operations, creating highly scalable processes

(1) Non-GAAP calculation, see Page 24.
(2) Non-GAAP calculation, see Pages 21 & 22.
(3) Per March 2022 proxy statement. Beneficial ownership includes shares of restricted stock.
(4) Core deposits defined as total deposits less time deposits greater than $100K.

FINWARD BANCORP

Corporate History



Total Organic Assets
Acquired Assets (1)
Asset CAGR - 13.2%
$693
$775
$737
$38
$865
$808
$57
$914
$927
$1,096
$146
$950
$1,328
$179
$1,149
$1,496
$1,621
$2,053
$543
$1,510

2013
- Management transition began
- Ben Bochnowski named COO
- Danette Garza named a Director

2014
- Completed acquisition of First Federal Savings & Loan
- Ben Bochnowski named a Director
- Celebrated 30 years of being a publicly traded company

2015
- Ben Bochnowski named President
- Completed acquisition of Liberty Savings Bank

2016
- Ben Bochnowski added CEO title
- David A. Bochnowski named Executive Chairman
- Robert E. Johnson named a Director
- Wealth management leadership transition

2017
- Todd Scheub named EVP & Chief Banking Officer
- Company repositioning balance sheet and focused on regulatory and compliance work
- Launched new treasury management suite of services

2018
- Completed acquisition of First Personal, extending branch footprint into Illinois
- Celebrated crossing the $1.0 billion in total assets mark

2019
- Completed acquisition of AJS Bancorp, solidifying the Illinois footprint
- Partnered with LPL Financial to provide certain wealth solutions
- Incentive based compensation programs implemented

2020
- Announced key executive changes positioning our team for future growth
- Bank subsidiary converted from a savings bank to an Indiana-chartered commercial bank

2021
- Listed on NASDAQ
- Integrated Salesforce across platform
- Changed name to Finward Bancorp, reflecting growth and evolution of the Company
- Leadership enhancements (CCO and CPO)
- July 2021: Announced acquisition of Royal Financial, Inc., expanding Illinois footprint

Q3'22 YTD
- January 2022: Completed the acquisition of Royal Financial
- Appointed Anthony Puntillo as Lead Director
- Todd Scheub named Chief Revenue Officer of Finward Bancorp and President of Peoples Bank

■ Management Team Building ■ Acquisitions ■ Key Moments

Note: Total assets as of December 31 for each period and September 30 for Q3'22.
(1) Based on reported acquired assets per Company's Audits and 10-K filings.

FINWARD BANCORP

Executive Management Team

- Multi-generational leadership team with decades of combined experience working together
- Significant insider ownership of 15%[(1)] aligning interests with shareholders
- Seasoned banking team with deep ties to core operating markets
- Risk-aligned corporate culture, promoting responsibility and accountability

Officer		Years of Banking Experience	Year Started at Finward Bancorp	Position with Company
	Benjamin J. Bochnowski	12	2010	Chief Executive Officer and Finward Bancorp President
	Robert T. Lowry	37	1985	Executive VP & Chief Operating Officer
	Todd M. Scheub	27	1996	Executive VP, Chief Revenue Officer & Peoples Bank President
	Peymon S. Torabi	19	2003	Executive VP & Chief Financial Officer
	Leane E. Cerven	28	2010	Executive VP & Chief Risk Officer
	Tanya A. Leetz	28	1994	Executive VP & Chief Technology Officer
	Jill Washington	16	2021	Senior VP & Chief People Officer

(1) Per March 2022 proxy statement. Beneficial ownership includes shares of restricted stock.

Diverse Board of Directors

	Board Member	Age	Year Joined Board
	David A. Bochnowski *Chairman*	76	1977

	Board Member	Age	Year Joined Board
	Benjamin J. Bochnowski *President & CEO*	41	2014
	Anthony M. Puntillo *Lead Independent Director*	55	2004
	James L. Wieser	74	1999
	Joel Gorelick	74	2000
	Kenneth V. Krupinski	74	2003

	Board Member	Age	Year Joined Board
	Donald P. Fesko	49	2005
	Robert E. Johnson III	52	2016
	Amy W. Han	58	2008
	Danette Garza	67	2013
	Robert W. Youman	59	2022

Note: Ages are as of the March 30, 2022 proxy statement.

FINWARD BANCORP

Disciplined and Experienced Acquiror

	First Federal Savings & Loan Association of Hammond	Liberty Savings Bank, FSB	First Personal Bank	AJS BANCORP, INC.	Royal Financial, Inc.
Transaction Date	Closed April 2014	Closed July 2015	Closed July 2018	Closed January 2019	Closed January 2022
Transaction Value	(1)	(1)	$16M	$34M	$57M
Assets ($M)[2] As a % of FNWD Assets	$38M 5%	$57M 7%	$146M 15%	$179M 16%	$543M 35%
Loans ($M)[2]	$29M	$28M	$95M	$88M	$451M
Deposits ($M)[2]	$37M	$56M	$125M	$144M	$475M
# of Branches	2	3	3	3	9

Source: S&P Global Market Intelligence

(1) First Federal Savings & Loan Association of Hammond and Liberty Savings Bank, FSB transactions were voluntary supervisory conversions; FNWD did not pay any consideration as part of the transactions.

(2) Based on reported acquired amounts per Company's Audits and 10-K filings.

FINWARD BANCORP

Driving Service Excellence

Deepen Relationships

- Transitioning from customers and features to relationships and solutions
- Focus on what clients need to thrive
- Broaden product/service offerings

Drive Efficiency

- Reduce complexity
- Reduce cycle time
- Improve sales growth

Expand Markets

- Grow into new markets organically
- Expand product offerings
- Build scale through whole bank & team acquisitions

Superior customer service supported by best in class technology

Technology Partners

salesforce · WalletFi · ncino · OnBoard · FIS · ICE Mortgage Technology (Ellie Mae, MERS, simplifile)

Well-Balanced, Growing Loan Portfolio

Historical Gross Loans ($ Millions)



Organic Loans
PPP Loans
Acquired Loans (1)
CAGR – 15.1% (15.1% excl. PPP)
$438
$488
$29
$459
$572
$28
$544
$584
$620
$764
$95
$670
$906
$88
$818
$965
$67
$898
$967
$22
$945
$1,503
$451
$1,051
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22

Q3'22 Loan Portfolio by Collateral Type



Residential real estate
Commercial real estate
Multifamily
Construction and land development
Commercial business
Home equity
Manufactured homes
Other
31.5%
30.3%
17.3%
9.0%
6.4%
2.5%
2.4%
0.7%

Yield on Loans (%)(2)



4.79%
4.35%
4.37%
4.37%
4.37%
4.61%
4.85%
4.47%
4.19%
4.23%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22 YTD

Lending Strategy

- Core competency in commercial lending (37% combined total of CRE and C&I)
- Significant C&I portfolio of $95.4 million as of 9/30/2022
- Continuously making upgrades to residential mortgage platform with $225 million of originations in 2020 and $153 million for the year-ended 12/31/2021
- Portfolio mortgages mainly jumbo loans, high quality loans with 10-15 year terms, and acquired loans

Source: S&P Global Market Intelligence & Company Documents.
Note: Total loans as of December 31 for each period and September 30 for Q3'22.
(1) Based on reported acquired loans per Company's Audits and 10-K filings.
(2) Non-GAAP calculation, see Page 23.

FINWARD BANCORP

Conservative Approach to Credit

Credit Philosophy

- Experienced banking team with deep knowledge of the Chicago area market empowered to be relationship bankers (not just lenders)
- Prudent risk identification and mitigation processes in place to proactively address risks in the loan portfolio
- Compete aggressively for new lending opportunities, but will always appropriately structure credits to minimize risk
- Loan portfolio is well diversified

Credit Underwriting and Administration

- Credit approval process is layered through Chief Credit Officer and loan committees (OLC, SOLC and Board EC)
- Additional personnel have been hired to support the credit function
- Stress testing is being performed quarterly by an outside third party
- Commercial portfolio workout manager actively monitors and works with borrowers for problem credits

NPAs / Assets(1)


$9.1
$10.5
$9.2
$9.5
$12.0
$ in Millions
Commercial Non-Accrual
Non-Accrual TruPS
Other NPAs
0.91%
1.15%
1.05%
1.14%
0.99%
0.97%
0.72%
1.11%
0.52%
0.58%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22

NCOs (Recoveries) / Avg. Loans


$1.7
$1.7
$0.4
$0.5
$1.4
$1.5
$0.2
$0.6
$ in Millions
0.39%
0.35%
0.07%
0.09%
0.23%
0.12%
0.18%
0.03%
0.07%
(0.01%)
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22
YTD

Reserves / Loans


$7.2
$6.4
$7.7
$7.5
$ in Millions
LLR / Loans (ex. M&A Discounts)
LLR / Loans (w/ M&A Discounts)
1.64%
1.60%
1.89%
1.82%
1.59%
1.64%
1.66%
1.84%
1.67%
1.40%
1.30%
1.22%
1.32%
1.21%
1.04%
0.99%
1.29%
1.38%
0.89%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22

Source: S&P Global Market Intelligence & Company Documents
(1) NPAs / Assets excludes restructured loans from nonperforming assets
(2) Excludes PPP Loan balances.
(3) Non-GAAP calculation, see Page 23.

FINWARD BANCORP

Stable and Growing Core Deposit Franchise

Historical Total Deposits ($ Millions)



Organic Deposits
Acquired Deposits [1]
CAGR - 14.2%
$573
$634
$597
$715
$659
$780
$793
$930
$125
$805
$1,154
$144
$1,010
$1,302
$1,434
$1,833
$475
$1,358
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22 YTD

Q3'22 Deposit Composition



Noninterest Bearing Checking
Interest Bearing Checking
Savings
Money Market
Retail Time <$100K
Jumbo Time >$100K
21.1%
23.1%
23.3%
14.7%
6.9%
10.9%
89% Core[2]

Cost of Deposits (%)



FNWD
Peer Median[3]
Avg. Fed Funds Rate:
0.11%
0.09%
0.13%
0.39%
1.00%
1.83%
2.16%
0.36%
0.08%
1.04%
0.44%
0.34%
0.31%
0.31%
0.43%
0.64%
0.88%
0.52%
0.24%
0.27%
0.20%
0.20%
0.22%
0.24%
0.27%
0.45%
0.75%
0.43%
0.14%
0.12%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22 YTD

Deposit Strategy

- Formidable and well established core deposit franchise provides low-cost source of funding for loan origination
- 82% loans/deposits provides ample room for loan growth
- 82% of total deposits are non-maturity as of 9/30/2022
- Top quartile[3] cost of deposits at 12 bps for the year-to-date period ending 9/30/2022
- 72% of time deposits as of 9/30/2022 repricing over the next 12 months

Source: S&P Global Market Intelligence & Company Documents.
Note: Total deposits as of December 31 for each period and September 30 for Q3'22.
(1) Based on reported acquired deposits per Company's Audits and 10-K filings.
(2) Core deposits defined as total deposits less time deposits greater than $100K.
(3) Peer group consists of Midwest major exchange-traded banks with total assets between $1.0 billion and $3.0 billion as of 9/30/2022.

FINWARD BANCORP

Core Earnings Power

Profitability

- Strong earnings continue to accrete to and build capital
- Low cost funding allows for utilizing the balance sheet efficiently
- Successful execution of M&A strategy resulting in realized synergies more than accounting for one-time deal-related costs
- Future profitability to be driven by a combination of organic growth, streamlining of internal operations, and accretive M&A

Core Net Income(1)(2) & Earnings Per Share(1)(2)



$ in Millions, except per share
Core Net Income
GAAP Net Income
Core EPS
Core EPS CAGR – 6.4%(3)
$6.7 $7.1
$6.8 $7.4
$7.5 $7.9
$8.3 $9.1
$8.7 $9.0
$9.6 $9.3
$11.8 $11.5
$13.3 $15.9
$13.4 $15.0
$12.7 $11.1
$2.36
$2.41
$2.64
$2.89
$3.03
$3.25
$3.43
$3.86
$3.84
$3.04
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22 YTD

Core ROAA(1)(2) & Core ROATCE(1)(2)



Core ROATCE
Core ROAA
9.6%
9.5%
9.8%
10.0%
9.9%
10.9%
10.6%
10.4%
9.5%
14.0%
0.97%
0.90%
0.92%
0.93%
0.95%
0.96%
0.91%
0.94%
0.85%
0.83%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22 YTD

Core Pre-Provision Net Revenue(1)(2) / Avg. Assets



$ in Millions
Core Pre-Provision Net Revenue
Core Pre-Provision Net Revenue / Avg. Assets
$9.3
$9.6
$10.1
$11.6
$11.8
$12.4
$16.1
$19.1
$15.9
$11.9
1.35%
1.26%
1.23%
1.31%
1.29%
1.24%
1.25%
1.34%
1.01%
0.78%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22 YTD

Source: S&P Global Market Intelligence & Company Documents.
(1) Core net income, adjusted for realized gain on sale of securities, amortization of intangibles and nonrecurring items.
(2) Non-GAAP calculation, see Pages 21 & 22.
(3) For comparison purposes, CAGR calculated using Q3'22 YTD annualized Core EPS.

FINWARD BANCORP

Capital to Support Growth

Capital Management

- Regulatory capital levels in excess of well-capitalized requirements
  - Tangible capital represented 4.5% of tangible assets on September 30, 2022 (a non-GAAP measure) [1]
  - Tangible capital, excluding accumulated other comprehensive losses, was 8.4% on September 30, 2022 (a non-GAAP measure) [1]
  - Management continues to actively monitor the securities portfolio and does not currently anticipate the need to realize losses from the securities portfolio, and it is unlikely the Bancorp will be required to sell the investments before recovery of their amortized cost bases which may be at maturity

Bank Total Capital Ratio (%)


15.5%
14.8%
13.5%
14.1%
13.7%
12.2%
12.5%
13.9%
13.9%
12.8%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22

TCE / TA & Bank Leverage Ratio (%)


TCE Ratio (excl. PPP) (1)
Leverage Ratio (excl. PPP) (1) (2)
9.6%
9.9%
9.6%
9.2%
9.0%
9.0%
8.9%
9.0%
9.6%
9.4%
8.3%
8.4%
8.9%
8.3%
9.7%
8.7%
9.0%
8.6%
4.5%
8.1%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22

CRE and C&D / Bank Total Risk Based Capital (%)


CRE / Total Capital (3)
C&D / Total Capital (3)
CRE Test
C&D Test
160%
29%
165%
33%
207%
50%
194%
44%
219%
54%
254%
66%
255%
75%
236%
69%
253%
84%
374%
78%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3'22

Source: S&P Global Market Intelligence & Company Documents.

(1) Non-GAAP calculation, see page 22.

(2) Leverage Ratio excludes PPP loan balance from average assets for leverage ratio.

(3) Commercial real estate loans divided by total risk-based capital and construction & development loans divided total risk-based capital.

FINWARD BANCORP

Recap of Franchise Highlights

✓ Experienced and Invested Leadership

- Dynamic team with significant experience in Chicago area markets
- Interests aligned with shareholders through substantial ownership

✓ Meaningful Presence in Diverse, Dynamic Markets

- Benefiting from Chicago's demographics and Indiana's business-friendly environment
- Well positioned to grow through acquisition opportunities in existing markets

✓ Attractive Core Deposit Franchise

- 89% core deposits with top quartile cost of deposits for the quarter-ended 9/30/2022 of 19bps
- Growing core deposits in excess of 14% per year (CAGR since 2013)

✓ Track Record of Exceptional Growth and Profitability

- Producing long-term earnings growth in excess of 6.4%(1) (CAGR since 2013) and TBV growth (Excl. AOCI) of 8.4%(2) (CAGR since 2013)
- Future profitability focused on a combination of organic growth, streamlining operations, and M&A

✓ Investing to Position For the Future

- Investing in all business lines with a focus on: (1) deepening relationships; (2) driving efficiency; and (3) expanding markets and product offerings
- Moving toward best in class technology stack

(1) For comparison purposes, CAGR calculated using Q3'22 YTD annualized Core EPS.
(2) Non-GAAP calculation, see page 24.

THANK YOU

FINWARD
BANCORP

APPENDIX

FINWARD BANCORP

Historical Financial Summary

$ in thousands, except per share data	2017	2018	2019	2020	2021	YTD Ended September 30 2022
	Fiscal Year Ended December 31					
Balance Sheet & Capital						
Total Assets	$927,259	$1,096,158	$1,328,161	$1,496,292	$1,620,743	$2,052,986
Loans, Net	612,729	756,438	897,228	952,688	953,377	1,489,298
Total Deposits	793,004	929,786	1,154,370	1,302,339	1,434,201	1,832,964
Tangible Common Equity[1]	88,844	89,872	117,319	136,461	142,380	90,220
TBV Per Share[1]	$31.02	$29.67	$33.99	$39.41	$40.91	$20.99
TCE / TA (%)[1][2]	9.6 %	8.3 %	8.9 %	9.7 %	9.0 %	4.5 %
Bank Tier 1 Leverage Ratio (%)[1][2]	9.4 %	8.4 %	8.3 %	8.7 %	8.6 %	8.1 %
Bank Total Risk-Based Capital Ratio (%)	13.7 %	12.2 %	12.5 %	13.9 %	13.9 %	12.8 %
Asset Quality						
Nonperforming Assets	$9,221	$10,593	$9,532	$15,832	$8,253	$11,952
NPAs / Assets (%)[1][2][3]	0.99 %	0.97 %	0.72 %	1.11 %	0.52 %	0.58 %
NPLs / Loans (%)	0.89 %	1.11 %	0.91 %	1.49 %	0.75 %	0.73 %
NCOs (Recoveries) / Average Loans (%)	0.23 %	0.12 %	0.18 %	0.03 %	0.07 %	(0.01) %
ALLL / Total Loans (%)[1][2][4]	1.59 %	1.64 %	1.66 %	1.84 %	1.67 %	1.40 %
Income Statement						
Net Interest Income	$30,766	$34,359	$43,158	$45,881	$48,575	$50,340
Provision for Loan Losses	1,200	1,308	2,584	3,687	1,509	-
Noninterest Income	7,752	9,099	10,670	18,148	15,947	8,670
Noninterest Expense	25,488	31,383	38,030	41,636	46,636	46,455
Income Tax Expense	2,869	1,430	1,678	2,774	1,414	1,433
Net Income	8,961	9,337	11,536	15,932	14,963	11,122
GAAP Earnings Per Share	$3.13	$3.17	$3.37	$4.60	$4.30	$2.67
Profitability Ratios						
Core ROAA (%)[1]	0.95 %	0.96 %	0.91 %	0.94 %	0.85 %	0.83 %
Core ROATCE (%)[1]	9.9 %	10.9 %	10.6 %	10.4 %	9.5 %	14.0 %
Net Interest Margin (FTE) (%)	3.84 %	3.81 %	3.73 %	3.64 %	3.51 %	3.75 %
Core Efficiency Ratio (%)[1]	68.7 %	70.7 %	69.7 %	69.0 %	74.5 %	74.4 %
Noninterest Income / Average Assets (%)	0.85 %	0.91 %	0.83 %	1.27 %	1.01 %	0.57 %
Core Noninterest Expense / Average Assets (%)[1]	2.8 %	3.0 %	2.9 %	3.0 %	3.0 %	2.76 %

Source: S&P Global Market Intelligence & Company Documents.
(1) Non-GAAP calculation, see following pages.
(2) Excludes PPP Loans.
(3) NPAs/Assets excludes restructured loans from nonperforming assets.
(4) ALLL includes MFA discounts.

FINWARD BANCORP

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q3'2022 YTD
Net income	$ 7,118	$ 7,394	$ 7,852	$ 9,142	$ 8,901	$ 9,337	$ 11,536	$ 15,932	$ 14,903	$ 11,122
Non-recurring expenses										
Acquisition related costs	—	—	452	—	—	2,076	2,113	—	—	2,852
Non-recurring income										
BOLI death benefit	—	—	—	—	—	—	(205)	—	—	—
Realized loss/(gain) on securities	(630)	(541)	(606)	(826)	(860)	(1,200)	(621)	(2,348)	(1,987)	(662)
Amortization of intangibles	—	9	41	70	70	268	956	994	994	719
Loan accretion income	—	(318)	(399)	(606)	(468)	(828)	(1,971)	(1,919)	(1,041)	(1,189)
Related tax benefit / (cost)	221	298	179	477	436	(66)	(57)	687	427	(415)
Net loss recognized on sale of premises and equipment	—	—	—	—	—	—	—	—	—	254
DTA revaluation	—	—	—	—	517	—	—	—	—	—
Core net income	$ 6,709	$ 6,842	$ 7,610	$ 8,257	$ 8,596	$ 9,587	$ 11,751	$ 13,346	$ 13,356	$ 12,681
Diluted average common shares outstanding	2,841,990	2,844,033	2,850,801	2,856,601	2,864,037	2,949,212	3,425,056	3,459,167	3,477,309	4,170,637
Reported: Diluted earnings per share	$ 2.50	$ 2.60	$ 2.75	$ 3.20	$ 3.13	$ 3.17	$ 3.37	$ 4.61	$ 4.30	$ 2.67
Core: Diluted earnings per share	2.36	2.41	2.64	2.89	3.03	3.25	3.43	3.86	3.84	3.04
Average total assets	$ 691,090	$ 751,431	$ 817,361	$ 886,015	$ 911,073	$ 1,001,908	$ 1,285,964	$ 1,427,176	$ 1,573,981	$ 2,036,968
Reported: Return on average assets	1.03%	0.97%	0.96%	1.03%	0.98%	0.93%	0.90%	1.12%	0.95%	0.73%
Core: Return on average assets	0.97%	0.90%	0.92%	0.93%	0.95%	0.96%	0.91%	0.94%	0.85%	0.83%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q3'2022 YTD
Net interest income	$ 24,427	$ 25,363	$ 27,270	$ 30,054	$ 30,766	$ 34,359	$ 43,158	$ 45,881	$ 48,576	$ 50,340
Non-interest income	5,359	6,074	6,850	7,613	7,752	9,099	10,670	18,148	15,947	8,670
Realized loss/(gain) on securities	(630)	(541)	(606)	(826)	(860)	(1,200)	(621)	(2,348)	(1,987)	(662)
Non-interest expense	(19,821)	(21,015)	(23,615)	(24,709)	(25,488)	(31,383)	(38,030)	(41,636)	(46,536)	(46,455)
Pre-provision net revenue	$ 9,335	$ 9,881	$ 9,899	$ 12,132	$ 12,170	$ 10,875	$ 15,177	$ 20,045	$ 15,899	$ 11,893
Non-recurring expenses	—	—	452	—	—	2,076	2,113	—	—	—
Non-recurring income	—	—	—	—	—	—	(205)	—	—	—
Amortization of intangibles	—	9	41	70	70	268	956	994	994	1,157
Loan accretion income	—	(318)	(399)	(606)	(468)	(828)	(1,971)	(1,919)	(1,041)	(1,189)
Core: pre-provision net revenue	$ 9,335	$ 9,572	$ 10,092	$ 11,596	$ 11,784	$ 12,391	$ 16,070	$ 19,120	$ 15,852	$ 11,861
Average total assets	$ 691,090	$ 751,431	$ 817,361	$ 886,015	$ 911,073	$ 1,001,908	$ 1,285,964	$ 1,427,176	$ 1,573,981	$ 2,036,968
Reported: Pre-provision net revenue to average assets	1.35%	1.30%	1.22%	1.37%	1.34%	1.09%	1.18%	1.40%	1.01%	0.78%
Core: Pre-provision net revenue to average assets	1.35%	1.26%	1.23%	1.31%	1.29%	1.24%	1.25%	1.34%	1.01%	0.78%

FINWARD BANCORP

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q3'2022 YTD
Total assets	$ 693,453	$ 775,044	$ 864,893	$ 913,626	$ 927,259	$ 1,096,158	$ 1,328,161	$ 1,496,292	$ 1,620,743	$ 2,052,986
Goodwill	—	(1,611)	(2,561)	(2,792)	(2,792)	(6,170)	(11,109)	(11,109)	(11,109)	(22,616)
Other intangibles	—	(84)	(523)	(494)	(424)	(3,422)	(5,114)	(4,119)	(3,126)	(5,188)
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	(67,175)	(22,072)	(226)
Tangible assets (excl PPP)	$ 693,453	$ 773,349	$ 861,809	$ 910,340	$ 924,043	$ 1,084,566	$ 1,311,938	$ 1,413,889	$ 1,584,436	$ 2,024,957
Total stockholders' equity	66,761	76,165	80,909	84,106	92,060	101,464	133,542	151,680	156,616	118,023
Goodwill	—	(1,611)	(2,561)	(2,792)	(2,792)	(6,170)	(11,109)	(11,109)	(11,109)	(22,616)
Other intangibles	—	(84)	(523)	(494)	(424)	(3,422)	(5,114)	(4,119)	(3,126)	(5,188)
Tangible common equity	$ 66,761	$ 74,470	$ 77,825	$ 80,822	$ 88,844	$ 89,872	$ 117,319	$ 136,461	$ 142,380	$ 90,220
Ending number of common shares outstanding	2,841,164	2,844,167	2,851,417	2,860,167	2,864,507	3,029,157	3,451,797	3,462,908	3,480,701	4,297,900
Tangible common equity to tangible assets (excl PPP)	9.6%	9.6%	9.0%	8.9%	9.6%	8.3%	8.9%	9.7%	9.0%	4.5%
Tangible book value per share	$ 23.50	$ 26.18	$ 27.29	$ 28.26	$ 31.02	$ 29.67	$ 33.99	$ 39.41	$ 40.91	$ 20.99
Accumulated Other Comprehensive Income (AOCI)	(3,151)	1,588	1,406	(1,506)	684	(2,796)	4,261	10,441	4,276	(79,839)
Tangible common equity (Excl. AOCI)	$ 69,912	$ 72,882	$ 76,419	$ 82,328	$ 88,160	$ 92,668	$ 113,058	$ 126,020	$ 138,104	$ 170,059
Tangible common equity to tangible assets (excl PPP & AOCI)	10.1%	9.4%	8.9%	9.0%	9.5%	8.5%	8.6%	8.9%	8.7%	8.4%
Average stockholders' common equity	$ 69,966	$ 72,943	$ 79,299	$ 85,842	$ 90,538	$ 94,460	$ 126,846	$ 144,276	$ 155,946	$ 148,636
Average goodwill	—	(1,007)	(2,155)	(2,705)	(2,792)	(4,809)	(10,650)	(11,109)	(11,109)	(22,003)
Average other intangibles	—	(55)	(249)	(483)	(459)	(1,504)	(5,274)	(4,616)	(3,643)	(5,400)
Average tangible stockholders' common equity	$ 69,966	$ 71,881	$ 76,895	$ 82,654	$ 87,287	$ 88,147	$ 110,921	$ 128,550	$ 141,193	$ 121,145
Reported: Return on average tangible common equity	10.2%	10.3%	10.2%	11.1%	10.3%	10.6%	10.4%	12.4%	10.6%	12.2%
Core: Return on average tangible common equity	9.6%	9.5%	9.8%	10.0%	9.9%	10.9%	10.5%	10.4%	9.5%	14.0%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q3'2022 YTD
Bank Tier 1 Capital	$ 68,562	$ 71,557	$ 76,049	$ 81,239	$ 86,291	$ 89,941	$ 108,683	$ 123,279	$ 133,736	$ 158,400
Bank Average assets for leverage ratio	$ 692,068	$ 782,956	$ 846,927	$ 897,762	$ 916,846	$ 1,072,515	$ 1,310,614	$ 1,477,980	$ 1,585,917	$ 1,953,099
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	(67,175)	(22,072)	(226)
Average assets for leverage ratio (excl PPP)	$ 692,068	$ 782,956	$ 846,927	$ 897,762	$ 916,846	$ 1,072,515	$ 1,310,614	$ 1,410,805	$ 1,563,845	$ 1,952,873
Bank Leverage Ratio (excl PPP)	9.9%	9.2%	9.0%	9.0%	9.4%	8.4%	8.3%	8.7%	8.6%	8.1%

FINWARD BANCORP

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q3'2022 YTD
Reported: Interest income on loans	$ 20,891	$ 21,232	$ 23,203	$ 26,269	$ 25,859	$ 32,392	$ 44,455	$ 44,667	$ 41,573	$ 44,629
Loan accretion income	—	(318)	(399)	(606)	(456)	(828)	(1,971)	(1,919)	(1,041)	(1,189)
Core: Interest income on loans	$ 20,891	$ 20,914	$ 22,804	$ 25,663	$ 25,403	$ 31,564	$ 42,484	$ 42,948	$ 40,532	$ 43,440
Average loan balances	$ 436,429	$ 480,404	$ 522,270	$ 587,119	$ 603,913	$ 684,160	$ 876,611	$ 961,107	$ 968,165	$ 1,406,691
Reported: Yield on loans	4.79%	4.42%	4.44%	4.47%	4.45%	4.73%	5.07%	4.67%	4.29%	4.23%
Core: Yield on loans	4.79%	4.35%	4.37%	4.37%	4.37%	4.61%	4.85%	4.47%	4.19%	4.12%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q3'2022 YTD
Reported: Allowance for loan losses	$ 7,189	$ 6,361	$ 6,953	$ 7,698	$ 7,482	$ 7,962	$ 8,999	$ 12,458	$ 13,343	$ 13,398
Additional reserves not part of ALLL	—	1,458	3,835	2,908	2,376	4,592	6,042	4,098	2,428	7,708
Adjusted: Allowance for loan losses	$ 7,189	$ 7,819	$ 10,788	$ 10,606	$ 9,858	$ 12,554	$ 15,041	$ 16,556	$ 15,771	$ 21,106
Reported: Loan balances	437,821	488,153	571,898	583,650	620,211	764,400	906,227	965,146	966,720	1,502,696
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	(67,175)	(22,072)	(226)
Adjusted: Loan balances	$ 437,821	$ 488,153	$ 571,898	$ 583,650	$ 620,211	$ 764,400	$ 906,227	$ 897,971	$ 944,648	$ 1,502,470
Reported: LLR / loans	1.64%	1.30%	1.22%	1.32%	1.21%	1.04%	0.99%	1.29%	1.38%	0.89%
Adjusted: LLR / loans	1.64%	1.60%	1.89%	1.82%	1.59%	1.64%	1.66%	1.84%	1.67%	1.40%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q3'2022 YTD
Non-accruing loans	$ 3,780	$ 4,599	$ 5,201	$ 5,605	$ 4,996	$ 6,595	$ 6,507	$ 13,799	$ 7,056	$ 8,943
Accruing loans > 90 days delinquent	174	941	377	500	227	321	856	566	205	1,992
Non-accrual TruPS	1,262	1,611	1,912	1,689	2,299	2,050	1,076	929	992	1,027
OREO	1,064	1,745	1,590	2,665	1,699	1,627	1,093	538	0	0
Total non-performing assets	$ 6,280	$ 8,896	$ 9,080	$ 10,459	$ 9,221	$ 10,593	$ 9,532	$ 15,832	$ 8,253	$ 11,962
Total assets	$ 693,453	$ 775,044	$ 864,893	$ 913,626	$ 927,259	$ 1,096,158	$ 1,326,101	$ 1,496,292	$ 1,620,743	$ 2,052,986
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	67,175	22,072	226
Total assets (excl. PPP)	$ 693,453	$ 775,044	$ 864,893	$ 913,626	$ 927,259	$ 1,096,158	$ 1,326,101	$ 1,429,117	$ 1,598,671	$ 2,052,760
Reported: NPAs / assets (excl. TDRs)	0.91%	1.15%	1.05%	1.14%	0.99%	0.97%	0.72%	1.06%	0.51%	0.58%
Adjusted: NPAs / assets (excl. TDRs & PPP)	0.91%	1.15%	1.05%	1.14%	0.99%	0.97%	0.72%	1.11%	0.52%	0.58%

FINWARD BANCORP

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q3'2022 YTD
Net interest income	$ 24,427	$ 25,363	$ 27,370	$ 30,054	$ 30,766	$ 34,359	$ 43,158	$ 45,881	$ 48,575	$ 50,340
Non-interest income	6,359	6,074	6,850	7,613	7,762	9,099	10,670	18,148	16,947	8,670
Reported: Revenue	29,786	31,437	34,220	37,667	38,518	43,458	53,828	64,029	64,522	59,010
Realized loss(gain) on securities	(630)	(541)	(606)	(826)	(860)	(1,200)	(621)	(2,348)	(1,987)	(662)
Non-recurring income	—	—	—	—	—	—	(206)	—	—	(1,627)
Core: Revenue	$ 29,156	$ 30,896	$ 33,614	$ 36,841	$ 37,658	$ 42,258	$ 53,002	$ 61,681	$ 62,535	$ 56,721
Reported: Non-interest expense	19,821	21,015	23,615	24,709	25,488	31,383	38,030	41,636	46,536	46,455
Amortization of intangibles	—	(9)	(41)	(70)	(70)	(260)	(956)	(994)	(994)	(1,157)
Loan accretion income	—	318	399	606	456	828	1,971	1,919	1,041	—
Net loss recognized on sale of premises and equipment	—	—	—	—	—	—	—	—	—	(254)
Non-recurring expenses	—	—	(452)	—	—	(2,076)	(2,113)	—	—	(2,852)
Core: Non-interest expense	$ 19,821	$ 21,324	$ 23,522	$ 25,245	$ 25,874	$ 29,867	$ 36,932	$ 42,561	$ 46,589	$ 42,192
Reported: Efficiency Ratio	66.5%	66.8%	69.0%	65.6%	66.2%	72.2%	70.7%	65.0%	72.3%	78.7%
Core: Efficiency Ratio	68.0%	69.0%	70.0%	68.5%	68.7%	70.7%	69.7%	69.0%	74.5%	74.4%
Average total assets	$ 691,090	$ 761,431	$ 817,361	$ 888,015	$ 911,073	$ 1,001,908	$ 1,285,964	$ 1,427,176	$ 1,573,981	$ 2,036,968
Reported: NIE to average total assets	2.9%	2.8%	2.9%	2.8%	2.8%	3.1%	3.0%	2.9%	3.0%	3.0%
Core: NIE to average total assets	2.9%	2.8%	2.9%	2.8%	2.8%	3.0%	2.9%	3.0%	3.0%	2.8%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q3'2022 YTD
Total stockholders' equity	$ 66,761	76,166	80,909	84,106	92,060	101,464	133,542	161,689	156,616	118,023
Goodwill	—	(1,611)	(2,861)	(2,792)	(2,792)	(8,170)	(11,109)	(11,109)	(11,109)	(22,615)
Other intangibles	—	(84)	(523)	(494)	(424)	(3,422)	(5,114)	(4,119)	(3,126)	(5,188)
Tangible common equity	$ 66,761	$ 74,470	$ 77,525	$ 80,822	$ 88,844	$ 89,872	$ 117,319	$ 126,461	$ 142,380	$ 90,220
Ending number of common shares outstanding	2,841,164	2,844,167	2,851,417	2,860,157	2,864,507	3,029,157	3,451,797	3,462,908	3,480,701	4,297,900
Tangible book value per share	$ 23.50	$ 26.18	$ 27.29	$ 28.26	$ 31.02	$ 29.67	$ 33.99	$ 39.41	$ 40.91	$ 20.99
Accumulated Other Comprehensive Income (AOCI)	(3,161)	1,588	1,405	(1,506)	684	(2,796)	4,251	10,441	4,276	(79,839)
Ending number of common shares outstanding	2,841,164	2,844,167	2,851,417	2,860,157	2,864,507	3,029,157	3,451,797	3,462,908	3,480,701	4,297,900
Accumulated Other Comprehensive Income per Share	(1.11)	0.56	0.49	(0.53)	0.24	(0.92)	1.23	3.02	1.23	(18.58)
Tangible book value per share (Excl. AOCI)	$ 24.61	$ 25.63	$ 26.80	$ 28.78	$ 30.78	$ 30.59	$ 32.75	$ 36.39	$ 39.68	$ 39.57

FINWARD BANCORP